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                                         EXHIBIT NO. 24




                         POWERS OF ATTORNEY

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                            POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT


     Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                           July 18, 1995
                                ---------------------------------------
                                Date


                                       /s/ LOUIS G. LOWER, II
                                ---------------------------------------
                                Louis G. Lower, II
                                Chairman of the Board, CEO
                                and Director
                                Glenbrook Life and Annuity Company


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                            POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                       VARIABLE ANNUITY ACCOUNT CONTRACT


     Know all men by these presents that Maria G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                           July 31, 1995
                                ---------------------------------------
                                Date


                                       /s/ MARLA G. FRIEDMAN
                                ---------------------------------------
                                Marla G. Friedman
                                President, COO and Director
                                Glenbrook Life and Annuity Company

                            POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                           July 13, 1995
                                ---------------------------------------
                                Date


                                       /s/ MICHAEL J. VELOTTA
                                ---------------------------------------
                                Michael J. Velotta
                                Vice President, Secretary
                                 and General Counsel and Director
                                Glenbrook Life and Annuity Company

                            POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT


     Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                           August 18, 1995
                                ---------------------------------------
                                Date


                                       /s/ G. CRAIG WHITEHEAD
                                ---------------------------------------
                                G. Craig Whitehead
                                Senior Vice President, Assistant Vice President
                                 and Director
                                Glenbrook Life and Annuity Company


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                            POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT


     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                           July 17, 1995
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                                Date


                                       /s/ PETER H. HECKMAN
                                ---------------------------------------
                                Peter H. Heckman
                                Vice President, Director
                                Glenbrook Life and Annuity Company


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                            POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT


     Know all men by these presents that Barry S. Paul, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                           July 20, 1995
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                                Date


                                       /s/ BARRY S. PAUL
                                ---------------------------------------
                                Barry S. Paul
                                Assistant Vice President and Controller
                                Glenbrook Life and Annuity Company